HAMPSHIRE GROUP

Welcomes You To The Annual Stockholders' Meeting

June 20, 2012


HAMPSHIRE GROUP

Disclaimer

These materials contain forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to future events. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date hereof. The Company takes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events. Management believes that supplementing its financial statements prepared in accordance with generally accepted accounting principles in the United States ("GAAP") with certain non-GAAP financial measures, as defined by the SEC, provides a more comprehensive understanding of the Company's financial condition and results of operations and offers greater insight into the Company's results from operations. Such measures include EBITDA and Adjusted EBITDA and should not be considered an alternative to comparable GAAP financial measures. Readers are urged to review and consider carefully the various disclosures made by the Company in its Form 10-K and other Securities and Exchange Commission filings, which advise interested parties of certain factors that affect the Company's business.

HAMPSHIRE GROUP

Business Overview

COMPANY

Founded in 1976

We are a provider of fashion apparel across a board range of product categories, channels of distribution and price points

Our heritage, which remains a core competency, is sweaters, which we have now complemented with full sportswear collections for men and a vertical cut and sew offering

Our largest customers are Aeropostale, JCPenney, Kohl's, Macy's, Sears, TJX, Burlington, Belk and Casual Male

STOCK INFORMATION

Exchange: OTC BB (HAMP.PK)

Stock Price (06/8/12): $2.60

Shares Outstanding: 7.4 million

HAMPSHIRE GROUP

Who we are.....

HEATH L . GOLDEN

President and Chief Executive Officer

Appointed President and CEO in July 2009

Joined Hampshire in August 2005, elevated to General Counsel and subsequently COO

Previously a corporate attorney at Willkie Farr & Gallagher LLP

DAVID L. GREN

President of Rio Garment

Appointed Upon acquisition August 25, 2011

Previously General Manager Rio Garment

Prior Management services for Maya Apparel Group, Inc. and Indosheen, Inc.

MAURA M. LANGLEY

Rejoined Hampshire August 2011 as Chief Financial Officer

Formerly Chief Accounting Officer at Hampshire

Previously CFO and Treasurer, Spartan Foods of America, Inc.

Previously VP, Corporate Controller at Centerplate, Inc.

Previously with Deloitte and Touche, LLP

ERIC G. PRENGEL

President of Men's Division – Hampshire Brands, Inc.

Appointed October 2010

Previously Executive Vice President Global Business Development at HMX LLC

Previously held leadership roles at Mark Ecko Enterprises, Polo Ralph Lauren, and Kenneth Cole Menswear


HAMPSHIRE GROUP

Where we were...



Cotton
Energy
Labor
Customer Transformation
Currency
Margin Support
Consumer Weakness
Private Label
DAVID BROOKS

HAMPSHIRE GROUP

Why we had trouble weathering the storm…


Multi-
classification
Growth
Prospects
Multi-
channel
Multi-
Region
Cross-
selling
Brand
Owner
Vertical
Capacity


HAMPSHIRE GROUP

How we are changing……



2011: Transformation
2012: Transition
2013: Validation
Sale of Women's Businesses Hampshire Designers, Inc. to LF USA, Inc Item Eyes, Inc. to KBL International Group, Ltd.
Entered into Panama Jack license agreement
Expansion of Dockers® license to include tops
Initial Hard Candy commitment received from Wal-Mart
Initial expected shipments of Hampshire-designed Dockers® tops
5/11--------8/11------------------1/12---------5/12-----------------------12/12-------4/13---
Acquisition of Rio Garment
Initiated cost reduction plan
Agreed in principle to licensing agreement for scott james in Canada (begins Spring '13)
scott james shows at Pitti Uomo
Panama Jack® expected to expand beyond t-shirt business at Wal-Mart
Exit from JOE® and Geoffrey Beene® businesses

What is the goal.....

To be a diversified apparel company that produces sustained profitability selling high quality, trend and value-right products across segments of the global retail community in a cost efficient manner

HAMPSHIRE GROUP

Where is the opportunity.....

Total US apparel market >$199B for 2011

National Apparel Market



14%
13%
16%
57%
DEPARTMENT STORES
NATIONAL CHAINS
MASS MERCHANTS
ALL OTHER

**ALL OTHER includes off-price, catalog, direct mail/e-tail, and other*

Who are our key customers….


jcpenney
the magic of macy's
Walmart
Save money. Live better.
Hard Candy
Aéropostale
1987
AÉROPOSTALE
aéropostale
KOHL'S
expect great things
sears


HAMPSHIRE GROUP

How we see our model.....


scott james
Hampshire Brands
Rio Garment

- Channel expansion into Bloomingdale's and premier specialty shops
- Geographic diversification by way of international distribution
- Direct to consumer via website and Boston retail store
- Contributes higher margin

- Provides leveragable platform for designing and sourcing sportswear
- Provides entry into department, chain and mass merchant channels

- Dynamic and growing base
- Provides entry into vertical specialty store channel
- Key building block in speed-to-market and duty free production

How we sell....

OWNED

scott james







LICENSED

DOCKERS

HARD CANDY


Panama Jack



MELT MY

Panama Jack

PRIVATE LABEL

AÉROPOSTALE

KOHL'S expect great things

p.s. from aéropostale

Buckle

FASHION BUG

MEN'S WEARHOUSE®



AERO
NY 87


AEROPOSTALE
NEW YORK


How we have changed.....

Sales* by Type (Continuing Operations Only)



Owned Brand
Licensed Brand
Private Label
2009
2010
2011**
2012***

2011 and 2012 reflect shift from licensed to private label sales in line with industry trend, as well as a favorable shift toward owned brand sales

*Sales based on gross sales and do not include adjustments for sales discounts or other allowances.
**Includes Rio as of August 25, 2011
***Based on 2012 budgeted sales.



HAMPSHIRE GROUP

How are we making Rio Garment even better.....

- Implementing **LEAN** initiatives
  - Reducing headcount, costs and production time while increasing productivity and capacity
  - By way of example, a redesigned sewing line has 11 operators compared to 15 on our legacy line and output has gone from 1.4 to 1.9 dozen per man hour
- Continued focus on the training, education and welfare of our employees
- Expansion of our raw material supply chain to ensure a continuous and constant flow through the factory

Before


WIP
FG
3 mts 10 cm
10 mts 73 cm

After


LAYOUT ACTUAL
WIP
FG
3 mts 10 cm
10 mts 73 cm


HAMPSHIRE GROUP

How scott james is growing.....


scott james

Bloomingdale's – Orlando, FL


31. The Brunello Cucinelli Cashmere Rugby Sweater
This brand from veteran designer Scott James Kuhlman calls itself Ameripean—get it?—and offers tailoring that combines sharp Italian fits with American ease. Case in point: this unlined cotton blazer.
PETER BEARD

- 150% increase in average wholesale customer order size year to date 2012 compared to 2011
- 40% increase in owned retail store sales year to date 2012 compared to 2011
- On the floor in 6 Bloomingdales doors for Spring and expect to be in at least 11 doors for Fall
- Reached an agreement in principal for Canada that will guarantee certain minimum payments and marketing expenditures

How Brands has become more than sweaters……




PANAMA JACK

HAMPSHIRE GROUP

2010, 2011 and Q1 2012

HAMPSHIRE GROUP

Financial Results

Hampshire Group, Limited and Subsidiaries

Select Financial Data (in 000's)

	2010[1]	2011[2]	Mar YTD 2012
Cash & Cash Equivalents[3]	$33,720	$25,801	$26,307
Total Assets	$78,553	$91,060	$82,620
Working Capital [4]	$48,098	$34,852	$31,938
Net Sales	$57,318	$86,148	$22,592
Gross Profit	$9,879	$14,560	$3,828
Gain (Loss) from Discontinued Operations	($222)	$10,341	$386
Net Income (Loss)	($9,693)	($9,960)	($4,954)
EBITDA	($10,122)	($7,060)	($4,297)

(1) *Excludes Rio Garment*
(2) *Rio Garment acquired 8/25/2011*
(3) *Includes restricted cash of $2.7M, $0 and $0, respectively*
(4) *Excludes discontinued operations*

HAMPSHIRE GROUP

Cash Position

(in 000's)


NET CASH (DEBT) SUMMARY
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Dec 09
Mar 10
Jun 10
Sep 10
Dec 10
Mar 11
Jun 11
Sep 11
Dec 11
Mar 12


HAMPSHIRE GROUP

Stock Valuation

(in millions)



$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$31.9
NET WORKING CAPITAL
$16.7
NEGATIVE EV
$15.2
MARKET CAP

(1) Net Working Capital is defined as current assets less current liabilities (excluding discontinued operations) as of 3/31/2012

(2) Market Capitalization calculated using share price of $2.05 and shares outstanding of 7.4M as of 3/31/2012

What does this all mean.....

- Despite continued consumer weakness and industry disrupting events, we've transformed our business model and given ourselves the tools with which we can successfully compete
- We're now on our way to a return to normalcy
- How will we ensure we get there?
  - Continued focus on costs
  - Ongoing gross margin improvement through optimization of our operations across our businesses
  - Sales growth by leveraging our operations and personnel with new marketing initiatives, cross-selling and market diversification
- Can we go beyond normal?
  - Yes, we have a platform

Where are we now...


Multi-Region
Multi-classification
Multi-channel
Growth Prospects
Cross-selling
Brand Owner
Vertical Capacity

2012

HAMPSHIRE GROUP